UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 5, 2022
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado	333-212006	84-0464189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster,	Colorado	80234
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In Tri-State Generation and Transmission Association, Inc.’s (“Tri-State”) Current Report on Form 8-K, dated May 31, 2022, Tri-State disclosed that it implemented a restructuring of its executive officers and eliminated certain positions, effective as of June 3, 2022, including its Senior Vice President, Transmission (Joel Bladow). In connection with the elimination of Mr. Bladow’s job position, Tri-State and Mr. Bladow entered into an Employment Separation and General Release that Mr. Bladow signed and became non-revocable on July 5, 2022. Such agreement provides for a payment to Mr. Bladow of $414,000, which is equal to 52 weeks of his regular rate of pay. The payment will be made in two equal installments, one that occurred in July 2022 and the other that will occur in January 2023. In addition to such payment, Mr. Bladow was paid $15,000 for the costs of continuation of health insurance benefits and received a $4,000 credit for outplacement benefit services. Mr. Bladow released Tri-State from all claims arising out of the agreement and the employment relationship. Mr. Bladow further agrees to provide Tri-State reasonable support for matters before the Federal Energy Regulatory Commission with payment of a consulting fee to Mr. Bladow at his existing rate of pay for hours spent providing support.
The foregoing description of the Employment Separation and General Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Separation and General Release, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1 Employment Separation and General Release, dated June 3, 2022 and non-revocable on July 5, 2022, between Tri-State Generation and Transmission Association, Inc. and Joel Bladow.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: August 10, 2022	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer